- ------------------------------------------------------------------------------


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  July 2, 1996


                            TRIARC COMPANIES, INC.
              (Exact Name of Registrant as Specified in Charter)


              DELAWARE                1-2207              38-0471180
          (State or other          (Commission           (IRS Employer
          jurisdiction of          File Number)       Identification No.)
          incorporation)


                        900 Third Avenue
                       New York, New York             10022
            (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code (212) 230-3000




                      ----------------------------------
                      (Former Name or Former Address, if
                          Changed Since Last Report)



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
     This Form 8-K/A of Triarc Companies, Inc. ("Triarc") constitutes Amendment No. 1 ("Amendment No. 1") to Triarc's Form 8-K dated July 2, 1996 (the "Original Form 8-K"). This Amendment No. 1 constitutes the entire filing, including the signature page which was inadvertently omitted in the electronic transmission of the Original Form 8-K, and is being filed only to include such signature page.

Item 2.  Disposition of Assets

     Initial Public Offering of Limited Partner Interests in National Propane Partners, L.P.

      On July 2, 1996, National Propane Partners, L.P., a newly formed Delaware limited partnership (the "Partnership") organized to acquire, own and operate the propane business and assets of its managing general partner, National Propane Corporation, a Delaware corporation ("National Propane"), and its special general partner, National Propane SGP, Inc., a Delaware corporation ("National Propane SGP"), each an indirect wholly owned subsidiary of Triarc Companies, Inc. ("Triarc", and together with its subsidiaries, the "Company"), completed its initial public offering of 6,190,476 Common Units representing limited partner interests (the "IPO") at a price of $21.00 per Common Unit. Upon completion of the IPO, Triarc, through National Propane, owns an aggregate 44.6% general partner interest in the Partnership and its subsidiary operating partnership, National Propane, L.P. (the "Operating Partnership"), a Delaware limited partnership, with the remaining limited partner interest (55.4%) owned by the public.

      Immediately preceding the closing of the IPO, National Propane and National Propane SGP, (i) contributed substantially all of their assets and liabilities to the Operating Partnership (the "Contribution") and (ii) conveyed substantially all of their limited partner interests in the Operating
Partnership to the Partnership (the "Conveyance"). As a result of these transactions, National Propane and National Propane SGP each maintained its 1% general partner interest in the Partnership and a 1.0101% general partner interest in the Operating Partnership. In addition, National Propane received 4,533,638 Subordinated Units issued by the Partnership and the right to receive certain incentive distributions. The Partnership owns a 97.9798% limited partner interest in the Operating Partnership.

      In connection with the IPO, the Partnership made a $40.7 million loan to Triarc (the "Partnership Loan"). The Partnership Loan bears interest at an annual rate of 13.5% and is payable in eight equal annual installments beginning in July 2003. The Partnership Loan is recourse to Triarc and is secured by, among other things, a pledge by Triarc of all of the shares of capital stock of National Propane directly owned by Triarc (approximately 75.7% of National Propane's outstanding capital stock). In addition, (i) National Propane issued $125 million of 8.54% First Mortgage Notes due 2010 to certain institutional investors in a private placement (which were assumed by the Operating
Partnership in connection with the Contribution) and (ii) the Operating Partnership entered into a bank credit facility (the "Bank Credit Facility") which consists of a $15 million working capital facility and a $40 million acquisition facility. The aggregate net proceeds from the IPO and the issuance of the First Mortgage Notes totaled $239.7 million. Triarc received a $59.3 million cash dividend from the proceeds of the First Mortgage Notes, the $40.7 million Partnership Loan and $11.5 million of accrued management fees and tax sharing payments due Triarc (or an aggregate of $111.5 million). The First Mortgage Notes and the Bank Facility are secured equally and ratably by a pledge of substantially all of the assets of the Operating Partnership and by a pledge of the Partnership's limited partner interest in the Operating Partnership and by National Propane's general partner interest in the Operating Partnership and all of the capital stock of National Propane SGP. In addition, Triarc received a dividend of a portion ($51.4 million of $81.4 million) of an existing intercompany note issued to National Propane by Triarc and an additional $0.7 million (primarily representing accrued management fees and tax sharing payments to Triarc) was paid to Triarc out of the Partnership's cash on hand as of the consummation of the IPO.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

Not Applicable

(b)   Pro Forma Financial Information


              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


   The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and condensed consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 of the Company have been prepared by adjusting (i) the condensed consolidated balance sheet and statement of operations of the Company as of and for the three months ended March 31, 1996, as derived and condensed from the unaudited condensed consolidated financial statements in its Form 10-Q for the three months ended March 31, 1996 (the "Form 10- Q") and (ii) the condensed consolidated statement of operations of the Company for the year ended December 31, 1995, as derived and condensed from the audited consolidated statement of operations in its Form 10-K for the year ended December 31, 1995 (the "Form 10-K"). Such adjustments reflect, in two steps, (i) the previously reported April 29, 1996 sale of the textile business (the "Textile Business") of Graniteville Company ("Graniteville"), a wholly-owned subsidiary of the Company, the repayment of related debt and the May 16, 1996 financing of C.H. Patrick, Inc. ("Patrick"), Graniteville's wholly-owned subsidiary, (collectively the "Textile Transactions") and (ii) the July 2, 1996 sale of 6,190,476 Common Units pursuant to an initial public offering of National Propane Partners, L.P. (the "Partnership"), a recently formed partnership organized to acquire, own and operate the Company's propane business and to which substantially all of the assets and liabilities of National Propane were transferred, the refinancing of the existing debt of National Propane and related transactions (collectively the "Propane Transactions"), all as if such transactions had occurred as of March 31, 1996 for the pro forma condensed consolidated balance sheet and as of January 1, 1995 for the pro forma condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and condensed consolidated statements of operations which should be read in conjunction with such statements. Such pro forma condensed consolidated financial statements should also be read in conjunction with the Company's consolidated financial statements appearing in the Form 10-K and Form 10-Q. The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had such transactions actually been consummated on March 31, 1996 and January 1, 1995, respectively, or of the future financial position or results of operations of the Company.

                                                       TRIARC COMPANIES, INC.
                                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                           March 31, 1996

                                                                  Adjustments        Pro Forma        Adjustments
                                                     As           for Textile       for Textile       for Propane
                                                  Reported        Transactions      Transactions      Transactions     Pro Forma
                                                  --------        ------------      ------------      ------------     ---------
                                                                                   (In thousands)
                            ASSETS
Current assets:
   Cash and cash equivalents.................   $   41,000      $  251,379   (b)    $ 113,896        $ 118,200  (g)    $ 220,497
                                                                  (212,733)  (e)                       121,500  (h)
                                                                    34,250   (f)                      (133,099) (i)
   Receivables...............................      184,740         (99,834)  (a)       84,906              --             84,906
   Inventories...............................      125,737         (72,496)  (a)       53,241              --             53,241
   Deferred income tax benefit...............        9,003           7,746   (c)       16,749              --             16,749
   Prepaid expenses and other current assets        14,631          (3,015)  (a)       11,616              --             11,616
                                                ----------      ----------          ---------       ----------         ---------
        Total current assets.................      375,111         (94,703)           280,408          106,601           387,009
Investment in the Textile Business...........          --          258,920   (a)           --              --                --
                                                                  (258,920)  (b)
Properties, net..............................      326,570        (111,703)  (a)      214,867              --            214,867
Unamortized costs in excess of net assets of
  acquired companies.........................      225,528          (8,190)  (a)      217,338              --            217,338
Trademarks...................................       56,146             --              56,146              --             56,146
Deferred costs and other assets..............       53,837             (95)  (a)       49,329            3,500  (h)       48,419
                                                                    (6,163)  (e)                        (4,410) (i)
                                                                     1,750   (f)
                                                ----------      ----------          ---------       ----------        ----------
                                                $1,037,192      $ (219,104)         $ 818,088       $  105,691        $  923,779
                                                ==========      ==========          =========       ==========        ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current portion of long-term debt.........  $    44,255      $  (14,473)  (e)   $   32,032       $  (10,722) (i)       21,310
                                                                     2,250   (f)
   Accounts payable..........................       60,050         (23,298)  (a)       36,752              --             36,752
   Accrued expenses..........................      107,075         (12,095)  (a)      100,231           (1,764) (i)       98,467
                                                                    27,983   (c)
                                                                   (18,272)  (d)
                                                                    (4,460)  (e)
                                                ----------      ----------          ---------       ----------        ----------
        Total current liabilities............      211,380         (42,365)           169,015          (12,486)          156,529
                                                ----------      ----------          ---------       ----------        ----------
Long-term debt...............................      757,387        (192,637)  (e)      598,500          125,000  (h)      601,123
                                                                    33,750   (f)                      (122,377) (i)
Deferred income taxes........................       23,417         (19,988)  (c)       21,701           29,882  (g)       51,583
                                                                    18,272   (d)
Deferred income and other liabilities........       24,210          (1,020)  (a)       23,190              --             23,190
Minority interest............................          --              --                  --           32,823  (g)       32,823
Stockholders' equity:
   Common stock..............................        3,398             --               3,398              --              3,398
   Additional paid-in capital................      161,464             --             161,464              --            161,464
   Accumulated deficit.......................      (97,525)         (7,541)  (b)     (112,641)          55,495  (g)      (59,792)
                                                                      (249)  (c)                        (2,646) (i)
                                                                    (7,326)  (e)
   Treasury stock............................      (45,911)            --             (45,911)             --            (45,911)
   Other    .................................         (628)            --                (628)             --               (628)
                                                ----------      ----------         ----------      -----------       -----------
        Total stockholders' equity...........       20,798         (15,116)             5,682           52,849            58,531
                                                ----------      ----------         ----------      -----------       -----------
                                                $1,037,192      $ (219,104)        $  818,088      $   105,691       $   923,779
                                                ==========      ==========         ==========      ===========       ===========

  (a) To reclassify the assets and liabilities of the Textile Business as of March 31, 1996, which were sold or assumed in connection with the sale of the Textile Business on April 29, 1996, as "Investment in the Textile Business".

  (b) To reflect the estimated net proceeds from the sale of the Textile Business of $251,379,000 ($257,269,000 sale price less the payment of estimated expenses related to the transaction of $5,890,000), the disposition of the "Investment in the Textile Business" and the then-resulting pretax loss, based on March 31, 1996 balances, of $7,541,000. Due to changes in the balances of assets and liabilities sold or assumed through the April 29, 1996 closing date, the actual impact of the sale will differ from the $251,379,000 net proceeds and the $7,541,000 pretax loss above. Based on estimates and subject to post-closing adjustments, the impact of the sale as of the April 29, 1996 closing date is expected to result from breakeven to a loss of less than the $7,541,000.

  (c) To reflect a provision for income taxes of $249,000 on the $7,541,000 pretax loss resulting from the sale of the Textile Business noted in (b) above (of which $8,190,000 represents the write-off of "Goodwill" which has no tax benefit). Such provision consists of a $27,983,000 income tax liability resulting from the gain for tax purposes on the sale of the Textile Business estimated as of March 31, 1996 partially offset by $27,734,000 from the release of deferred income tax liabilities of the Textile Business (consisting of $7,746,000 classified as current and $19,988,000 as noncurrent).

   (d) To reclassify the deferred income tax benefit as a result of the utilization of a portion of the Company's net operating loss carryforwards ($18,272,000), the benefit of which had been previously recorded in "Deferred income taxes".

   (e) To reflect (i) the repayment of all long-term debt of the Textile Business ($207,110,000 as of March 31, 1996 consisting of $14,473,000 classified as current and $192,637,000 classified as noncurrent) repaid concurrently with the sale of such business and (ii) an extraordinary charge of $7,326,000 for the write-off of related unamortized deferred financing costs of $6,163,000 and the payment of related prepayment penalties of $5,623,000 less income tax benefit of $4,460,000.

   (f) To reflect the receipt of the net proceeds from the initial $36,000,000 borrowing (consisting of $2,250,000 classified as current and $33,750,000 classified as noncurrent) under the Patrick financing, less approximately $1,750,000 of deferred financing costs.

   (g) To reflect (i) the estimated net proceeds of $118,200,000 from the sale of 6,190,476 common units of the Partnership (55.4%), at an offering price of $21.00 per common unit, net of $11,800,000 of underwriting discount and other expenses related to such sale and (ii) the estimated gain of $55,495,000 to be realized on such sale consisting of the $85,377,000 excess of the $118,200,000 net proceeds from the sale over the $32,823,000 historical cost of the minority equity in the Partnership, less income taxes on the gain of $29,882,000. The entire equity in the Partnership has been allocated to the minority interest since at July 2, 1996, upon liquidation, the common unit holders would be entitled to substantially all of such Partnership equity. Due to changes in the carrying value of the 55.4% investment in the Partnership sold through the July 2, 1996 closing date, the actual impact of the sale of the common units will differ from the $85,377,000 pretax gain above. Based on estimates, the actual pre-tax gain on the sale is expected to result from $75,000,000 to the $85,377,000 current estimate.

   (h) To reflect $125,000,000 of first mortgage notes (the "First Mortgage Notes") issued July 2, 1996 by National Propane and assumed by the Partnership and the payment of estimated related deferred financing costs of $3,500,000.

   (i) To reflect (i) the repayment of all borrowings under National Propane's then existing bank credit facility as well as certain other indebtedness (aggregating $133,099,000 as of March 31, 1996 consisting of $10,722,000 classified as current and $122,377,000 classified as noncurrent) and (ii) an extraordinary charge of $2,646,000 for the write-off of related deferred financing costs of $4,410,000 less income tax benefit of $1,764,000.

                                                       TRIARC COMPANIES, INC.
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                For the Year Ended December 31, 1995

                                                                     Adjustments        Pro Forma     Adjustments
                                                        As           for Textile        for Textile   for Propane
                                                     Reported        Transactions      Transactions   Transactions       Pro Forma
                                                     --------        ------------      ------------   ------------       ---------
                                                                            (In thousands except per share data)
Revenues:
   Net sales ....................................   $1,128,390         $(476,706) (a)    $651,684      $      --          $651,684
   Royalties, franchise fees and other revenues..       55,831               --            55,831             --            55,831
                                                    ----------        ----------         --------      ----------         --------
                                                     1,184,221          (476,706)         707,515             --           707,515
                                                    ----------        ----------         --------      ----------         --------
Costs and expenses:
   Cost of sales ................................     859,928          (432,370) (a)     427,558             --           427,558
   Advertising, selling and distribution.........      129,164            (9,177) (a)     119,987             --           119,987
   General and administrative ...................     146,493           (16,446) (a)     130,047           1,500  (e)     131,547
   Reduction in carrying value of long-lived
      assets impaired or to be disposed of.......       14,647               --            14,647              --           14,647
                                                    ----------        ----------        ---------        --------         --------
                                                     1,150,232          (457,993)         692,239           1,500          693,739
                                                    ----------        ----------         --------        --------         --------
        Operating profit ........................       33,989           (18,713)          15,276          (1,500)          13,776
Interest expense ................................      (84,227)           21,152  (a)     (63,288)            379  (f)     (57,579)
                                                                          (3,678) (b)                       5,330  (g)
                                                                           3,465  (c)
Other income, net ...............................       12,214            (2,148) (a)      10,066             --            10,066
                                                    ----------        ----------        ---------      ----------         --------
        Loss before income taxes and
          minority interest .....................      (38,024)               78          (37,946)          4,209          (33,737)
Benefit from (provision for) income taxes .......        1,030            (2,848) (a)      (1,736)          2,224  (h)         488
                                                                              82  (d)
                                                    ----------        ----------        ---------       ---------        ---------
        Loss before minority interest............      (36,994)           (2,688)         (39,682)          6,433          (33,249)
Minority interest ...............................          --                --               --           (6,021) (i)      (6,021)
                                                    ----------        ----------        ---------       ---------        ---------
        Net loss ................................   $  (36,994)       $   (2,688)       $ (39,682)      $     412        $ (39,270)
                                                    ==========        ==========        =========       =========        =========

        Net loss per share .....................    $    (1.24)                         $  (1.33)                        $   (1.32)
                                                    ==========                          =========                        =========

                                                       TRIARC COMPANIES, INC.
                                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             For the Three Months Ended March 31, 1996

                                                                       Adjustments         Pro Forma      Adjustments
                                                           As         for Textile         for Textile     for Propane
                                                        Reported      Transactions       Transactions    Transactions      Pro Forma
                                                        --------      ------------       ------------    ------------      ---------
                                                                             (In thousands except per share data)

Revenues:
   Net sales ....................................         $316,441        $(113,744) (a)     $202,697   $     --          $202,697
   Royalties, franchise fees and other revenues..           12,452              --             12,452         --            12,452
                                                         ---------     ------------          --------   ---------        ---------
                                                           328,893         (113,744)          215,149         --           215,149
                                                          --------        ---------          --------   ---------         --------
Costs and expenses:
   Cost of sales ................................          235,923         (102,017) (a)      133,906         --           133,906
   Advertising, selling and distribution ........           32,508           (2,850) (a)       29,658         --            29,658
   General and administrative ...................           35,042           (4,527) (a)       30,515         375  (e)      30,890
                                                         ---------       ----------         ---------     -------         --------
                                                           303,473         (109,394)          194,079         375          194,454
                                                          --------        ---------          --------     -------         --------
        Operating profit                                    25,420           (4,350)           21,070        (375)          20,695
Interest expense                                           (22,141)           5,276  (a)      (16,751)        328  (f)     (15,090)
                                                                               (797) (b)                    1,333  (g)
                                                                                911  (c)
Other income                                                 1,238              (64) (a)        1,174         --             1,174
                                                         ---------      -----------         ---------   ---------        ---------
        Income before income taxes, minority
          interest and extraordinary charge                  4,517              976             5,493       1,286            6,779
Provision for income taxes                                  (2,732)            (270) (a)       (3,045)      2,056  (h)        (989)
                                                                                (43) (d)
                                                         ---------      -----------         ---------    --------        ---------
        Income before extraordinary charge                   1,785              663             2,448       3,342            5,790
Minority interest                                              --               --                --       (6,313) (i)      (6,313)
                                                         ---------      -----------         ---------    --------        ---------
        Income (loss) before extraordinary charge        $   1,785      $       663         $   2,448    $ (2,971)       $    (523)
                                                         =========      ===========         =========    ========        =========

        Income (loss) before extraordinary charge
           per share                                    $     0.06                          $    0.08                    $   (0.02)
                                                        ==========                          =========                    =========

   (a) To eliminate the revenues, expenses, provision for income taxes (including a $2,500,000 provision in the year ended December 31, 1995 for income tax contingencies and other tax matters) and the net loss of the Company's textile segment (consisting of the Textile Business and Patrick) attributable to the sale of the Textile Business.

   (b)  Represents adjustments to interest expense as follows:

                                                                                   Year Ended   Three Months Ended
                                                                                  December 31,       March 31,
                                                                                      1995             1996
                                                                                      ----             ----
                                                                                         (In thousands)
     Interest expense on borrowings under the Patrick refinancing (weighted
        average interest rates of 9.49% and 8.49%, respectively) .........           $(3,310)        $  (709)
     Amortization of deferred financing costs associated with the
         Patrick financing ................................................             (368)            (88)
                                                                                     -------         -------
                                                                                     $(3,678)        $  (797)
                                                                                     =======         =======

   (c) To reflect a reduction of consolidated interest expense at an estimated annual rate of 5% for assumed reductions in consolidated debt other than debt related to Graniteville from (i) the excess of the estimated net proceeds received from the sale of the Textile Business over the Textile Business debt repayments and related prepayment penalties which as of December 31, 1995 and March 31, 1996 would have amounted to $35,043,000 and $38,646,000, respectively, and (ii) the $34,250,000 excess of proceeds over the payment of related financing costs from the Patrick financing.

   (d)  To reflect the tax effect of entries (b) and (c) above.

   (e) To reflect the estimated stand-alone general and administrative costs associated with the Partnership. The following are primarily based on actual quotes for third party services and salary levels commensurate with the market:

                                                                                    Year Ended   Three Months Ended
                                                                                   December 31,      March 31,
                                                                                      1995            1996
                                                                                      ----            ----
                                                                                         (In thousands)
     Cost of tax return preparation and recordkeeping..............................  $  250          $ 63
     Audit and legal services......................................................     250            62
     Investor relations............................................................     200            50
     Insurance.....................................................................     200            50
     Registrar and stock exchange fees.............................................     125            31
     Direct charges from Triarc....................................................     175            44
     Other.........................................................................     300            75
                                                                                     ------          ----
                                                                                     $1,500          $375
                                                                                     ======          ====

  (f)  Represents adjustments to interest expense as follows:

                                                                                    Year Ended   Three Months Ended
                                                                                   December 31,      March 31,
                                                                                      1995             1996
                                                                                      ----             ----
                                                                                         (In thousands)
       Interest expense on National Propane's existing bank credit facility and
          certain other indebtedness repaid.......................................   $10,099         $2,796
       Amortization of deferred financing costs associated with the repaid debt...     1,305            289
       Interest expense on the 8.54% First Mortgage Notes ........................   (10,675)        (2,669)
       Amortization of deferred financing costs associated with the First
          Mortgage Notes..........................................................      (350)           (88)
                                                                                    --------         ------
                                                                                    $    379         $  328
                                                                                    ========         ======

   (g) To reflect a reduction of consolidated interest expense at an estimated annual rate of 5% for assumed reductions in consolidated debt other than debt related to the Partnership from the excess of the estimated net proceeds received from the issuance of the common units and the First Mortgage Notes over the National Propane debt repayments which as of March 31, 1996 would have been $106,601,000.

   (h) Represents adjustments to benefit from (provision for) income taxes as follows:

                                                                                           Year Ended     Three Months Ended
                                                                                          December 31,         March 31,
                                                                                              1995               1996
                                                                                              ----               ----
                                                                                                    (In thousands)

       Reduction in taxes  for  55.4% of the  portion  of the  consolidated  tax provision relating to National Propane (exclusive of the tax effect on
          $3,000,000 of management  fees which will be incurred by Triarc but no longer charged to the Partnership and estimated
           corporate income taxes with respect to a corporate subsidiary of the Partnership which will conduct certain of the
          Partnership's operations) since such taxes will be borne
          by the partners and not the Partnership ....................................... $   2,849             $  2,249
       Benefit from taxes on the Adjustments for Propane Transactions (e) and (f)
          to the extent of the Company's 44.6% interest in the Partnership...............       175                    7
       Provision for taxes on the entire Adjustment for Propane Transactions (g).........    (1,865)                (466)
       Benefit from Triarc's $5,500,000 interest expense on the $40,700,000 Partnership
          Loan less Triarc's 44.6% interest in the related Partnership income............     1,065                  266
                                                                                          ---------           ----------
                                                                                          $   2,224            $   2,056
                                                                                          =========            =========

   (i) To reflect minority interest expense relating to the common unit holders' 55.4% interest in the Partnership's pro forma net income of $10,865,000 and $11,392,000, respectively, as follows:

                                                                                           Year Ended      Three Months Ended
                                                                                          December 31,          March 31,
                                                                                              1995                1996
                                                                                              ----                ----
                                                                                                    (In thousands)

       National Propane net income (loss)................................................$     (605)           $   5,517
       Adjustments for Propane Transactions (e) and (f)..................................    (1,121)                 (47)
       Interest income on the Partnership Loan...........................................     5,500                1,375
       Reduction in management fees charged to the Partnership...........................     3,000                  750
       Elimination of substantially all of the National Propane tax provision since
          such taxes will be principally borne by the partners ..........................     4,091                3,797
                                                                                         ----------            ---------
                                                                                             10,865               11,392
       Common unit holders' interest in the Partnership..................................      .554                 .554
                                                                                         -----------          ----------
                                                                                         $    6,021            $   6,313
                                                                                         ==========            =========

     (c)   Exhibits

     1.1 Form Of Purchase Agreement Among National Propane Partners, L.p., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson,Lufkin & Jenrette Securities Corporation, Janney Montgomery Scott Inc., Rauscher Pierce Refsnes, Inc. And The Robinson-humphrey Company, Inc. Is Incorporated Herein By Reference To Exhibit 1.1 Of Amendment 4 To The Registration Statement On Form S-1 Of National Propane Partners, L.p. (No. 333-2768).

     2.1 Form of Contribution and Assumption Agreement among National Propane Partners, L.P., National Propane Corporation, National Propane SGP, Inc. and National Sales and Service, Inc. is incorporated herein by reference to Exhibit 10.13 of Amendment 4 to the Registration Statement on Form S-1 of National Propane Partners, L.P.
           (No. 333-2768).

     2.2 Form of Conveyance, Contribution and Assumption Agreement among National Propane Partners, L.P., National Propane Corporation and National Propane SGP, Inc. is incorporated herein by reference to
           Exhibit 10.3 of Amendment 4 to the Registration Statement on Form S-1 of National Propane Partners, L.P. (No. 333-2768).

     3.1 Form of Amended and Restated Agreement of Limited Partnership of National Propane Partners, L.P. is incorporated herein by reference to Exhibit 3.1 of Amendment 4 to the Registration Statement on Form S-1 of National Propane Partners, L.P.
           (No. 333-2768).

     3.2 Form of Amended and Restated Agreement of Limited Partnership of National Propane, L.P. is incorporated herein by reference to
           Exhibit 3.2 of Amendment 4 to the Registration Statement on Form S-1 of National Propane Partners, L.P. (No. 333-2768).

     10.1 Form of Partnership Loan Note between Triarc Companies, Inc. and National Propane L.P. is incorporated herein by reference to Exhibit
           10.4 of Amendment 4 to the Registration Statement on Form S-1 of National Propane Partners, L.P.(No. 333-2768).

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIARC COMPANIES, INC.





Date:  July 18, 1996                        By: /S/ JOSEPH A. LEVATO
                                                ----------------------------
                                                JOSEPH A. LEVATO
                                                Executive Vice President
                                                and Chief Financial Officer